United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  March 8, 2005
                                  -------------


                              NORTH VALLEY BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


                0-10652                              94-2751350
        (Commission File Number)         (IRS Employer Identification No.)


                    300 Park Marina Circle, Redding, CA 96001
          (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (530) 226-2900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         As previously reported, effective on February 4, 2005, the Employment Agreement dated August 31, 2004, between John A. DiMichele and North Valley Bancorp and Yolo Community Bank, was terminated.

         North Valley Bancorp, NVB Business Bank (formerly named Yolo Community
Bank) and John A. DiMichele have entered into a Severance and Release Agreement, confirming the termination of said Employment Agreement, the payment of severance, and certain other employment related matters. The Severance and Release Agreement became final on March 8, 2005. A copy of the Severance and Release Agreement is attached to this report as Exhibit 99.78 and is incorporated here by reference.


Item 9.01.  Financial Statements and Exhibits.

        (c)      Exhibits
                 --------

        (99.78)  Severance and Release Agreement with John A. DiMichele
                 ------------------------------------------------------



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NORTH VALLEY BANCORP
                                             (Registrant)


Dated:  March 8, 2005.                       By: /s/ LEO J. GRAHAM
                                                 -------------------------------
                                                 Leo J. Graham
                                                 General Counsel/Secretary

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